Exhibit 99.1.1

AGREEMENT REGARDING PUCHASE AND SALE

OF ALL ASSETS AND CERTAIN LIABILITIES OF TEL3

This Agreement, dated as of August 11, 2016 (this "Agreement"), is by and between NEXT GROUP HOLDINGS, INC., a corporation formed under the laws of Florida ("NXGH"), and ARIK S. MAIMON, an individual residing in Florida and Israel ("Maimon"). Each of NXGH and Maimon is referred to as a "Party" and, collectively, they are referred to as the "Parties."

WITNESSETH:

WHEREAS, Maimon owns all title, rights, and interests in the assets constituting the prepaid international long distance telephony business known as Te13;

WHEREAS, NXGH wishes to purchase from Maimon, and Maimon wishes to sell to NXGH, all title, rights, and interests in the assets constituting to the prepaid international long distance telephony business known as Te13, including, without limitation, the Te13 brand and trademark, and substantially all of the customers, active customers database, historical customers database, systems, servers, apps, marketing material designs, promotional and instructional video content, web content and URL, know-how, good will, and all other assets of, or required to operate, the business known as Te13, all on an as-is basis, free and clear of any debts, judgments, liens, encumbrances, and liabilities, excepting Maimon's outstanding liabilities to existing Tel3 retail customers who have purchased prepaid telecommunications services, in the form of prepaid minutes, from Te13 under the Te13 brand and have not yet used all of such prepaid minutes, which such liabilities to existing Tel3 retail customers do not exceed $700,000 ("Te13") on the terms and conditions set forth in this Agreement; and

WHEREAS, NXGH'S subsidiary, Meimoun & Mammon, LLC possesses the necessary federal regulatory licenses to operate the business known as Te13;

WHEREAS, NXGH wishes to deliver the assets to Meimoun & Mammon so that Meimoun & Mammon may continue to operate the business known as Tel-3 for the benefit of NXGH and its affiliated entities; and

WHEREAS, the Parties wish to ensure continuity for Te13's customers during the transition of the Tel3 business from Maimon's ownership and management to NXGH's ownership and management, and to establish the schedule for migrating the platform and server, and switching the merchant services provider, used to operate the Te13 business; and

WHEREAS, Maimon serves as the Chairman and CEO of NXGH and is the largest individual shareholder of NXGH, and, accordingly, the purchase and sale transaction contemplated herein is a related-party transaction; and

WHEREAS, Maimon acquired the assets that constitute Te13 less than one month prior to the date of this Agreement and wishes to sell those assets to NXGH for $10.00 (ten dollars) and NXGH wishes to purchase the assets that constitute Te13 for $10.00 (ten dollars), subject further to the teiiiis and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

ARTICLE I

INCORPORATION OF RECITALS

Section 1.01

The recitals set forth hereinabove are, by this reference, incorporated into and deemed a part of this Agreement.

ARTICLE II

THE PURCHASE AND RELATED MATTERS

Section 2.01

(a)          Subject to the terms and conditions set forth in this Agreement, in consideration for delivery by NXGH to Maimon of $10.00 (ten Dollars) Maimon shall, at the Closing (as defined herein), sell, convey, transfer, assign, and deliver to NXGH all right, title, and interest in the assets constituting Te13, free and clear of any and all liens, security interests, encumbrances, pledges, charges, restrictions, or claims of every type whatsoever, excepting Maimon's outstanding liabilities to existing Tel3 retail customers who have purchased prepaid telecommunications services, in the form of prepaid minutes, from Te13 under the Tel3 brand and have not yet used all of such prepaid minutes, which such liabilities to existing Te13 retail customers do not exceed $700,000 (such limited outstanding liabilities to existing Tel3 retain customers, the "Assumed Liabilities"), and NXGH shall acquire and accept delivery of Te13 from Maimon.

(b)          The Purchase Price shall be paid and delivered by NXGH as follows:

(c)          At the Closing, Maimon shall execute and deliver to NXGH an assignment and assumption agreement (the "Assignment and Assumption Agreement"), in substantially the form attached hereto as "Exhibit A", under which Maimon irrevocably assigns, transfers, and conveys to Meimoun & Mammon all right, title, and interest in the assets constituting Te13, and NXGH shall execute and deliver to Maimon such Assignment and Assumption Agreement to Maimon, pursuant to which NXGH holds Maimon harmless from the Assumed Liabilities.

ARTICLE III

THE CLOSING AND CLOSING CONDITIONS

Section 3.01          The Closing

The closing of the transactions contemplated hereby (the "Closing") shall occur on the day on which all of the deliveries pursuant to Section 2.01 shall take place and all of the closing conditions set forth in Section 3.02 shall have been satisfied or waived by the Parties in writing, provided that, if the          Closing shall have occurred, the consummation of the transactions contemplated hereby shall be deemed to be effective as of 9.00 A.M. E.D.T. as of the first date on which all of the deliveries pursuant to Section 2.01 have taken place and all of the closing conditions set forth in Section 3.02 shall have been satisfied or waived by the Parties in writing (the "Closing Date"). The Closing shall take place, to the extent feasible, by electronic communication, or, as and to the extent necessary, at the offices of NXGH, at 1111 Brickell Avenue, Suite 2200, Miami, Florida 33131, in the United States of America.

Section 3.02          Closing Conditions

(a)          Maimon's obligation to consummate the transfer, assignment and delivery of all title, right, and interest in the assets constituting Te13, to execute and deliver the Assignment and Assumption Agreement, and otherwise to consummate the transactions set forth in this Agreement are subject to the satisfaction of each of the following conditions, unless waived by Maimon in writing at or before the Closing:

(i)	The execution and delivery to Maimon of the Assignment and Assumption Agreement, duly executed by NXGH;

(ii)	Each of the representations and warranties of both NXGH and Meimoun & Mammon set forth in this Agreement shall be true and correct in all material respects, in each case, as of the Closing Date; and

(iii)	NXGH and Meimoun & Mammon shall have performed or complied with, in all material respects, all agreements and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing.

(b)          The obligations of NXGH and Meimoun & Mammon to accept the transfer, assignment and delivery of all title, right, and interest in the assets constitutingTel3, to assume and hold Maimon harmless from the Assumed Liabilities, to execute and deliver the Assignment and Assumption Agreement, and otherwise to consummate the transactions set forth in this Agreement are subject to the satisfaction of each of the following conditions, unless waived by NXGH in writing at or before the Closing:

(i)	The execution and delivery to NXGH of the Assignment and Assumption Agreement, duly executed by Maimon;

(ii)	Each of the representations and warranties of Maimon set forth in this Agreement shall be true and correct in all material respects, in each case, as of the Closing Date;

(iii)	Maimon's delivery to NXGH of the written record of a vote of all members of the board of directors of NXGH who are not Maimon, are not members of the family of Maimon, and are not affiliated with Maimon (each a "Non-Maimon Board Members") signed by each Non-Maimon Board Member attesting that, at a meeting of all members of the board of director who are the Non-Maimon Board Members, such Non-Maimon Board Members unanimously approved Maimon's sale of Te13 to Meimoun & Mammon under the terms and conditions of this Agreement.

(iv)	Maimon shall have perfollned or complied with, in all material respects, all agreements and covenants required by this Agreement to be performed or complied with at or prior to the Closing.

ARTICLE IV

TRANSITION

Commencing on the date of this Agreement and until the Closing, Meimoun & Mammon shall, on a caretaking basis, operate the Tel3 business for Maimon, and all profits derived by Tel3 under NXGH's management on such caretaking basis shall be retained by Te13 as a breakup fee, should the purchase and sale transactions contemplated herein fail to close.

(a)          Not later than 5 business days after the date of this Agreement: (i) Maimon shall physically deliver to Meimoun & Mammon the server(s) used to operate Tel3 and all other hardware considered to belong to Te13; and (ii) Meimoun & Mammon shall by physical or electronic delivery, take possession and control of the Tel3 active customers database, the Tel3 historical customers database, all code and data comprising the Te13 platform, servers, apps, marketing material designs, promotional and instructional video content, web content and URL, know-how, and all other assets of Maimon which are required to operate, the business known as Te13, and of a database detailing outstanding liabilities to existing Te13 retail customers who have purchased prepaid telecommunications services in the form of prepaid minutes, and take over, and assume all responsibility for, all aspects of managing and operating all aspects of the Te13 business.

ARTICLE V

CONFIDENTIALITY

Section 5.01          Special Confidentiality Provision

Except as may be required by law, legal process or applicable regulatory authority, or to the extent disclosure to a Party's legal counsel or auditors or accountants is required, no Party shall disclose the terms of this Agreement or any of the transactions contemplated herein without the prior written consent of every other Party hereto.

(b)          This provision is in addition to, and not in lieu of, the substantive protections under applicable law relating to defamation, libel, slander, interference with contractual or business relationships, or other statutory, contractual, or tort theories.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

Section 6.01          Representations and Warranties of Maimon

To induce NXGH and Meimoun & Mammon to enter into this Agreement, Maimon hereby represents and warrants to NXGH and Meimoun & Mammon, as of the date hereof and as of the Closing date, as follows:

(a)          Maimon is an individual who resides in Florida and in Israel, is older than twenty-one years and is sui juris.

(b)          The execution, delivery, and performance of this Agreement (and related documents referred to herein) have been duly authorized by Maimon, and each related document to which Maimon is a party has been duly authorized by Maimon, and no other person or company or other action or approval is required to authorize the consummation of the transactions contemplated hereunder or thereunder by Maimon. Maimon has all requisite power and authority to enter into this Agreement and the transactions contemplated herein. This Agreement has been duly executed by Maimon.

(c)          Maimon owns all title, right, and interest in the assets constituting Te13, and will continue to own all title, right, and interest in the assets constituting Te13 until the Closing.

(d)          Except as set forth in this Agreement, Maimon makes no other representations or warranties to NXGH.

Section 6.02         Representations and Warranties of NXGH

To induce Maimon to enter into this Agreement, NXGH hereby represents and warrants to Maimon, as of the date hereof and as of the Closing date, as follows:

(a)          NXGH is a corporation validly formed and in good standing under the laws of Florida.

(b) The execution, delivery, and performance of this Agreement (and related documents referred to herein) have been duly authorized by NXGH, and each related document to which NXGH is a party has been duly authorized by NXGH, and no other company or other action or approval is required to authorize the consummation of the transactions contemplated hereunder or thereunder by NXGH. NXGH has all requisite power and authority to enter into this Agreement and the transactions contemplated herein. This Agreement has been duly executed by NXGH, and each related document required to be executed by NXGH will be duly executed by NXGH, and, when delivered to Maimon, shall constitute the legal, valid, and binding obligation of NXGH, enforceable against NXGH, in accordance with its terms.

(c)          NXGH understands, accepts, and agrees that it is buying Tel3 strictly on an as-is basis, without any warranty whatsoever from Maimon or any other party.

(d)          NXGH has substantial experience and expertise in evaluating, assessing, and managing, businesses such as Te13.

(e)          Prior to the execution of this Agreement, NXGH had a full opportunity to, or waived such opportunity to, review and receive all of the books and records of Te13 and to speak with Te13's managers and employees about any and all aspects of the current and historical business operations and results of Te13 and its assets.

(f)          None of the execution, delivery or performance of this Agreement (or any of the related documents referred to herein) by NXGH, or the consummation of any of the transactions contemplated hereby or thereby by NXGH: (i) conflicts with or violates any law applicable to NXGH or any of its assets; (ii) requires any consent, waiver, authorization, approval or notice in connection with, or results in or constitutes a default by NXGH under, any agreement or contract as of the date hereof, except as described herein; (iii) results in the creation of any encumbrance on the NXGH shares; (iv) gives rise to, or triggers the application of, any rights of any third party that would come into effect upon the execution or delivery of this Agreement or such Transaction Document, or the consummation of the transactions contemplated hereby or thereby; or (v) requires NXGH to notify or obtain any license from, or make any registration, declaration or filing with, any governmental authority, except such disclosures as companies whose shares are publicly traded, including NXGH, may be required to make to regulatory authorities and to shareholders, potential shareholders, and investors.

(g)          Prior to the execution of this Agreement, NXGH, had a full opportunity to confer with, and conferred with, legal counsel and other business advisors concerning the financial, tax, legal, and other related matters relating to the purchase of Te13, and the other transactions contemplated herein. On the basis of such consultations, NXGH believes that this purchase of Te13 and other transactions contemplated hereby are in his best interest.

(h)          Except as set forth in this Agreement, NXGH makes no other representations or warranties to Maimon.

Section 6.03          Representations and Warranties of Meimoun & Mammon

To induce Maimon and NXGH to enter into this Agreement, Meimoun & Mammon hereby represents and warrants to Maimon and NXGH, as of the date hereof and as of the Closing date, as follows:

(a)          Meimoun & Mammon is a Limited Liability Company validly formed and in good standing under the laws of Florida.

(b)          The execution, delivery, and performance of this Agreement (and related documents referred to herein) have been duly authorized by Meimoun & Mammon, and each related document to which Meimon & Mammon is a party has been duly authorized by Meimoun & Mammon, and no other company or other action or approval is required to authorize the consummation of the transactions contemplated hereunder or thereunder by Meimoun & Mammon. Meimoun & Mammon has all requisite power and authority to enter into this Agreement and the transactions contemplated herein. This Agreement has been duly executed by Meimoun & Mammon, and each related document required to be executed by Meimoun & Mammon will be duly executed by Meimoun & Mammon, and, when delivered to NXGH, shall constitute the legal, valid, and binding obligation of Meimoun & Mammon, enforceable against Meimoun & Mammon, in accordance with its terms.

(c)          NXGH owns all title, right, and interests to the NXGH funds, free of any debts, liens, and encumbrances.

(d)          NXGH and Meimoun & Mammon understand, accept, and agree they are acquiring Te13 strictly on an as-is basis, without any warranty whatsoever from Maimon or any other party.

(e)          Meimoun & Mammon holds licenses necessary to operate the business known as Tel-3 in compliance with the regulations of the Federal Communications Commission (FCC).

(f)          Together NXGH and Meimoun & Mammon have substantial experience and expertise in evaluating, assessing, and managing, businesses such as Te13.

(g)          Prior to the execution of this Agreement, Meimoun & Mammon+ had a full opportunity to, or waived such opportunity to, review and receive all of the books and records of Te13 and to speak with Te13's managers and employees about any and all aspects of the current and historical business operations and results of Te13 and its assets.

(h)          None of the execution, delivery or performance of this Agreement (or any of the related documents referred to herein) by NXGH, or the consummation of any of the transactions contemplated hereby or thereby by NXGH: (i) conflicts with or violates any law applicable to NXGH or any of its assets; (ii) requires any consent, waiver, authorization, approval or notice in connection with, or results in or constitutes a default by NXGH under, any agreement or contract as of the date hereof, except as described herein; (iii) results in the creation of any encumbrance on the NXGH shares; (iv) gives rise to, or triggers the application of, any rights of any third party that would come into effect upon the execution or delivery of this Agreement or such Transaction Document, or the consummation of the transactions contemplated hereby or thereby; or (v) requires NXGH to notify or obtain any license from, or make any registration, declaration or filing with, any governmental authority, except such disclosures as companies whose shares are publicly traded, including NXGH, may be required to make to regulatory authorities and to shareholders, potential shareholders, and investors.

(i)          Prior to the execution of this Agreement, NXGH and Meimoun & Mammon, have had a full opportunity to confer with, and conferred with, legal counsel and other business advisors concerning the financial, tax, legal, and other related matters relating to the purchase of Te13, and the other transactions contemplated herein. On the basis of such consultations, NXGH believes that this purchase of Te13 and other transactions contemplated hereby are in his best interest.

(j)          Except as set forth in this Agreement, NXGH makes no other representations or warranties to Maimon.

ARTICLE VII

COVENANTS

Section 7.01          Further Assurances

Subject to the terms and conditions of this Agreement, each of the Parties hereto agrees and covenants that if, at any time after the Closing, another Party reasonably determines that further action is necessary to effectuate the transactions contemplated by this Agreement, the Parties shall take or cause to be taken all such action as may be reasonably requested and execute, deliver and file, or cause to be executed, delivered and filed, all such documentation as may be reasonably requested to effectuate and perfect the transactions contemplated by this Agreement.

Section 7.02          Confidentiality

(a)          Each party to this agreement acknowledges and agrees that, notwithstanding the purchase and sale of Te13, each Party shall continue to be bound by all applicable confidentiality and nondisclosure agreements between any or all of them which they entered into prior to the Closing Date, indefinitely.

(b)          Except as may be required by law, legal process, or applicable regulatory authority, or to the extent disclosure to a Party's legal counsel or auditors or accountants is required, no Party hereto shall disclose the terms of this Agreement or any of the Transaction Documents without the prior written consent of the other Party; provided, however, that Maimon hereby acknowledges and agrees that he understands that NXGH may, no later than four (4) business days after the execution of this agreement, will file as current report on form 8-k with the Securities Exchange Commission disclosing its entry into this agreement and will issue a press release, in a form reasonably acceptable to NXGH and Maimon, which acceptance Maimon will not unreasonably withhold or delay, announcing its entry into a material definitive agreement to acquire the assets constituting the business known as Tel-3..

Section 7.03          Specific Performance

Each of the Parties agrees that any breach of the provisions of this Agreement by such Party (the "Breaching Party") would cause substantial and irreparable harm, not readily ascertainable or compensable in terms of money, to the other Party (the "Non-Breaching Party") or other Parties (the "Non-Breaching Parties") for which remedies at law would be inadequate and that, in addition to any other remedy to which a Non-Breaching Party may be entitled at law or in equity, every Non-Breaching Party shall be entitled to temporary, preliminary and other injunctive relief in the event the Breaching Party violates or threatens to violate the provisions of this Agreement remedies available to a Non-Breaching Party for such breach or threatened breach.

ARTICLE VIII

INDEMNIFICATION

Section 8.01          Indemnification by Maimon

Maimon agrees to indemnify and hold harmless NXGH and Meimoun & Mammon from and against any Damages, including reasonable attorneys' fees and other costs and expenses incurred in pursuing specific performance hereunder, arising out of, resulting from, or in connection with:

(a)          any breach of any representation, warranty, or covenant made by Maimon in this Agreement, or in any related transaction document referred to herein to which Maimon is a party; or

(b)          the failure of Maimon to perform or observe and fulfill in all respects any agreement or duty to deliver to Meimoun & Mammon all title, right, and interest in the assets constituting Te13 pursuant to this Agreement related transaction document referred to herein executed by Maimon.

Section 8.02          Indemnification by NXGH

NXGH agrees to defend, indemnify, and hold harmless Meimoun & Mammon and each of its officers, directors, partners, managers, employees, equity holders, parents, subsidiaries, and affiliates (each an "Indemnified Meimoun & Mammon Party") from and against any claim, damages, losses, liabilities, costs, expenses, or judgments of any kind or nature whatsoever (collectively, the "Damages"), including, without limitation, reasonable attorneys' fees and other costs and expenses incurred in pursuing or defending such Damages, arising out of, resulting from, or in connection with:

(a)          any misrepresentation or breach of any representation, warranty or covenant made by NXGH in this Agreement or in any related document referred to herein to which NXGH is a party; or

(b)          the failure of NXGH to perform or observe in all respects any covenant, agreement or provision to be performed or observed by him pursuant to this Agreement or any other related document executed by NXGH.

Section 8.03          Survival of Representations, Warranties, and Covenants

The representations and warranties of the Parties hereto contained in this Agreement shall survive the consummation of the transactions contemplated hereby, and any examination or investigation by or on behalf of any Party hereto, for a period ending thirty-six (36) months following the Closing.

ARTICLE IX

GENERAL PROVISIONS

Section 9.01          Entire Agreement

This Agreement (and the Transaction Documents and any related documents referred to herein) sets forth all of the premises, covenants, agreements, conditions, and understandings between the parties hereto, and supersedes all prior and contemporaneous agreements and understandings, letters of intent, inducements, or conditions, express or implied, oral or written.

Section 9.02          Governing Law

This Agreement shall be deemed to be a contract made under the laws of the State of Florida and shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to such state's conflict of laws principles that would defer to or result in the application of the substantive laws of another jurisdiction.

Section 9.03          Agreement Negotiated at Arm's Length

The Parties acknowledge that this Agreement was negotiated at arm's length and, accordingly, in the event a court or tribunal of competent jurisdiction finds ambiguous terms or provisions in this Agreement, such ambiguities shall not be interpreted in a light favoring one Party over the other.

Section 9.04          Binding Effect; Assignment

This Agreement will be binding upon and inures to the benefit of and is enforceable by the respective successors and permitted assigns of the Parties hereto. This Agreement may not be assigned by any Party hereto without the prior written consent of all other Parties hereto. Any assignment or attempted assignment in contravention of this Section will be void ab initio and will not relieve the assigning party of any obligation under this Agreement.

Section 9.05          Notices

Any notice, request, demand and other communication required or permitted to be given hereunder shall be sufficient if in writing and delivered by a nationally recognized overnight delivery courier (with proof of service), hand delivery, certified or registered mail (return receipt requested and first-class postage prepaid) and electronic mail (provided that the recipient thereof has acknowledged receipt), addressed to such Party at the following address or to such other address as may hereafter be designated in writing by such Party to the other Parties:

If to Maimon:

Arik S. Maimon

c/o Next Group Holdings, Inc.

1111 Brickell Avenue, Suite 2200

Miami, Florida 33131

Email: ariknext@gmail.com

If to Meimoun & Mammon, LLC

1111 Brickell Avenue, Suite 2200

Miami, Florida 33131

Email: arik@mm-telecom.com

If to NXGH:

Arik S. Maimon

Next Group Holdings, Inc.

1111 Brickell Avenue, Suite 2200

Miami, Florida 33131

Email: arik@nxtgn.net

With a copy (which shall not constitute notice) to:

Simon Kogan, Esq

171 Wellington Ct., Suite 1J

Staten Island, N.Y 10314

Email: simonkogan@koganlaw.net

Section 9.06          No Waiver, Remedies

No failure or delay by any Party in exercising any right, power, or privilege under this Agreement will operate as a waiver of the right, power, or privilege. A single or partial exercise of any right, power or privilege will not preclude any other or further exercise of the right, power or privilege. The rights and remedies provided herein will be cumulative and not exclusive of any rights or remedies provided by law, equity, or otherwise.

Section 9.07          Consent to Jurisdiction and Service of Process

Each Party hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of Florida or any court of the state of Florida located in the county of Miami-Dade in respect of any claim arising in connection with this Agreement and the transactions contemplated hereby, and agrees that any such claim shall be brought only in such court (and waives any objection based on lack of personal jurisdiction, forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this Section 9.07 and shall not be deemed to be a general submission to the jurisdiction of said courts or in the State of Florida other than for such purpose. Any and all process may be served in any claim arising in connection with this Agreement by complying with the provisions of Section 9.07 of this Agreement. Such service of process shall have the same effect as if the Party being served were a resident in the State of Florida and had been lawfully served with such process in such jurisdiction. The Parties hereby waive all claims of error by reason of such service. Nothing herein shall affect the right of any Party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the other in any other jurisdiction to enforce judgments or rulings of the aforementioned courts.

Section 9.08          Waiver of Jury Trial

Each Party irrevocably waives any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under, or in connection with this Agreement or the transactions contemplated hereby.

Section 9.09          Costs and Expenses

Each Party shall bear its own costs and expenses with respect to the negotiation, execution and performance of this Agreement or the transactions contemplated hereby.

Section 9.10          Interpretation

Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) "or" has the inclusive meaning frequently identified with the phrase "and/or," (d) "the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation", and (e) references to "hereunder" or "herein" relate to this Agreement. The section headings and other headings contained in this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified.

Section 9.11          Expenses

Except as expressly set forth in this Agreement, each of the Parties hereto will be responsible for and pay its own legal, accounting and other fees and expenses, including reasonable attorneys' and accountants' fees and expenses, incurred in connection with this Agreement and the transactions contemplated hereby.

Section 9.12          Counterparts

This Agreement may be executed simultaneously in one or more counterparts, and by different Parties hereto in separate counterparts, each of which when executed will be deemed an original, but all of which taken together will constitute one and the same instrument. This Agreement and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or as an attachment to an electronic mail message in "pdf' or similar format, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party hereto or to any such agreement or instrument, each other Party hereto shall re-execute original forms thereof and deliver them to all other Parties. No Party to any such agreement or instrument shall raise the use of a facsimile machine or electronic mail attachment in "pdf' or similar format to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or as an attachment to an electronic mail message as a defense to the formation of an agreement or contract, and each such Party forever waives any such defense.

Section 9.13          Severability

If any provision of this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof; and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

NEXT GROUP HOLDINGS, INC.

NXGH - President and COO

MICHAEL DE PRADO

By:	/s/ Michael De Prado
Michael De Prado

ARIK S. MAIMON

Maimon

By:	/s/ Arik S. Maimon
Arik S. Maimon, an individual

Meimoun & Mammon, LLC

By:	/s/ Arik Maimon
Arik Maimon, Managing Member